Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re	WINDSTREAM HOLDINGS, INC. et al.,		Case No.	19-22312 (RDD)
Debtors
		Reporting Period:		4/1/19 - 4/30/19

		Federal Tax I.D. #		46-2847717

CORPORATE MONTHLY OPERATING REPORT

	REQUIRED DOCUMENTS	FORM NO.	DOCUMENT ATTACHED	EXPLANATION ATTACHED
	Schedule of Cash Receipts and Disbursements	MOR-1	Yes	No
	Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	Yes	No
Copies of bank statements
Cash disbursements journals
	Statement of Operations	MOR-2	Yes	No
	Balance Sheet	MOR-3	Yes	No
	Status of Post-petition Taxes	MOR-4	Yes	No
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
	Summary of Unpaid Post-Petition Debts	MOR-4	Yes	No
Listing of Aged Accounts Payable
	Accounts Receivable Reconciliation and Aging	MOR-5	Yes	No
	Payments to Insiders and Professionals	MOR-6	Yes	No
	Post Petition Status of Secured Notes	MOR-6	Yes	No
	Debtor Questionnaire	MOR-7	Yes	No

This Monthly Operating Report ("MOR") has been prepared solely for the purpose of complying with monthly reporting requirements applicable in the Debtors' chapter 11 cases and is in a format acceptable to the United States Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not necessarily prepared in accordance with U.S. GAAP.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ John Eichler
Signature of Authorized Individual

	John Eichler		May 31, 2019
	Printed Name of Authorized Individual		Date

SVP - Controller
Title

FORM MOR
1 of 17

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re	WINDSTREAM HOLDINGS, INC. et al.,		Case No.	19-22312 (RDD)
Debtors
			Reporting Period:	4/1/19 - 4/30/19

			Federal Tax I.D. #	46-2847717

LISTING OF DEBTOR ENTITIES

GENERAL:
The report includes activity from the following Debtors and related case numbers:

	Debtor	Case Number	Debtor	Case Number
	A.R.C. Networks, Inc.	19-22338	Southwest Enhanced Network Services, LLC	19-22409
	Allworx Corp.	19-22345	Talk America of Virginia, LLC	19-22412
	American Telephone Company LLC	19-22349	Talk America, LLC	19-22416
	ARC Networks, Inc.	19-22362	Teleview, LLC	19-22420
	ATX Communications, Inc.	19-22368	Texas Windstream, LLC	19-22316
	ATX Licensing, Inc.	19-22371	The Other Phone Company, LLC	19-22323
	ATX Telecommunications Services of Virginia, LLC	19-22377	TriNet, LLC	19-22327
	Birmingham Data Link, LLC	19-22382	TruCom Corporation	19-22334
	BOB, LLC	19-22387	US LEC Communications LLC	19-22340
	Boston Retail Partners, LLC	19-22392	US LEC of Alabama LLC	19-22343
	BridgeCom Holdings, Inc.	19-22403	US LEC of Florida LLC	19-22348
	BridgeCom International, Inc.	19-22408	US LEC of Georgia LLC	19-22351
	BridgeCom Solutions Group, Inc.	19-22428	US LEC of Maryland LLC	19-22379
	Broadview Networks of Massachusetts, Inc.	19-22440	US LEC of North Carolina LLC	19-22383
	Broadview Networks of Virginia, Inc.	19-22454	US LEC of Pennsylvania LLC	19-22395
	Broadview Networks, Inc.	19-22456	US LEC of South Carolina LLC	19-22404
	Broadview NP Acquisition Corp.	19-22461	US LEC of Tennessee LLC	19-22410
	Buffalo Valley Management Services, Inc.	19-22463	US LEC of Virginia LLC	19-22415
	Business Telecom of Virginia, Inc.	19-22466	US Xchange, Inc.	19-22455
	Business Telecom, LLC	19-22469	US Xchange of Illinois, L.L.C.	19-22425
	BV-BC Acquisition Corporation	19-22471	US Xchange of Indiana, L.L.C.	19-22436
	Cavalier IP TV, LLC	19-22474	US Xchange of Michigan, L.L.C.	19-22443
	Cavalier Services, LLC	19-22313	US Xchange of Wisconsin, L.L.C.	19-22450
	Cavalier Telephone Mid-Atlantic, L.L.C.	19-22315	Valor Telecommunications of Texas, LLC	19-22460
	Cavalier Telephone, L.L.C.	19-22317	WaveTel NC License Corporation	19-22465
	CCL Historical, Inc.	19-22319	WIN Sales & Leasing, Inc.	19-22470
	Choice One Communications of Connecticut, Inc.	19-22322	Windstream Accucomm Networks, LLC	19-22472
	Choice One Communications of Maine, Inc.	19-22324	Windstream Accucomm Telecommunications, LLC	19-22475
	Choice One Communications of Massachusetts, Inc.	19-22326	Windstream Alabama, LLC	19-22478
	Choice One Communications of New York, Inc.	19-22329	Windstream Arkansas, LLC	19-22483
	Choice One Communications of Ohio, Inc.	19-22331	Windstream Buffalo Valley, Inc.	19-22487
	Choice One Communications of Pennsylvania, Inc.	19-22332	Windstream Business Holdings, LLC	19-22310
	Choice One Communications of Rhode Island, Inc.	19-22335	Windstream BV Holdings, LLC	19-22494
	Choice One Communications of Vermont, Inc.	19-22339	Windstream Cavalier, LLC	19-22500
	Choice One Communications Resale, L.L.C.	19-22341	Windstream Communications Kerrville, LLC	19-22424
	Choice One of New Hampshire, Inc.	19-22344	Windstream Communications Telecom, LLC	19-22429
	Cinergy Communications Company of Virginia, LLC	19-22353	Windstream Communications, LLC	19-22433
	Conestoga Enterprises, Inc.	19-22356	Windstream Concord Telephone, LLC	19-22439
	Conestoga Management Services, Inc.	19-22358	Windstream Conestoga, Inc.	19-22446
	Conestoga Wireless Company	19-22360	Windstream CTC Internet Services, Inc.	19-22448
	Connecticut Broadband, LLC	19-22363	Windstream D&E Systems, LLC	19-22452
	Connecticut Telephone & Communication Systems, Inc.	19-22365	Windstream D&E, Inc.	19-22457
	Conversent Communications Long Distance, LLC	19-22366	Windstream Direct, LLC	19-22459
	Conversent Communications of Connecticut, LLC	19-22369	Windstream Eagle Holdings, LLC	19-22464
	Conversent Communications of Maine, LLC	19-22372	Windstream Eagle Services, LLC	19-22467
	Conversent Communications of Massachusetts, Inc.	19-22375	Windstream EN-TEL, LLC	19-22390
	Conversent Communications of New Hampshire, LLC	19-22378	Windstream Finance Corp.	19-22397
	Conversent Communications of New Jersey, LLC	19-22380	Windstream Florida, LLC	19-22413
	Conversent Communications of New York, LLC	19-22384	Windstream Georgia Communications, LLC	19-22418
	Conversent Communications of Pennsylvania, LLC	19-22386	Windstream Georgia Telephone, LLC	19-22422
	Conversent Communications of Rhode Island, LLC	19-22388	Windstream Georgia, LLC	19-22426
	Conversent Communications of Vermont, LLC	19-22391	Windstream Holding of the Midwest, Inc.	19-22431
	Conversent Communications Resale, L.L.C.	19-22394	Windstream Holdings, Inc.	19-22312
	CoreComm Communications, LLC	19-22399	Windstream Iowa Communications, LLC	19-22434
	CoreComm-ATX, Inc.	19-22401	Windstream Iowa-Comm, LLC	19-22441
	CTC Communications Corporation	19-22405	Windstream IT-Comm, LLC	19-22444
	CTC Communications of Virginia, Inc.	19-22407	Windstream KDL, LLC	19-22449
	D&E Communications, LLC	19-22411	Windstream KDL-VA, LLC	19-22453
	D&E Management Services, Inc.	19-22414	Windstream Kentucky East, LLC	19-22458
	D&E Networks, Inc.	19-22417	Windstream Kentucky West, LLC	19-22462

FORM Listing
2 of 17

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re	WINDSTREAM HOLDINGS, INC. et al.,		Case No.	19-22312 (RDD)
Debtors
			Reporting Period:	4/1/19 - 4/30/19

			Federal Tax I.D. #	46-2847717

LISTING OF DEBTOR ENTITIES

GENERAL:
The report includes activity from the following Debtors and related case numbers:

	Debtor	Case Number	Debtor	Case Number
	D&E Wireless, Inc.	19-22419	Windstream Kerrville Long Distance, LLC	19-22468
	Deltacom, LLC	19-22423	Windstream Lakedale Link, Inc.	19-22473
	Earthlink Business, LLC	19-22427	Windstream Lakedale, Inc.	19-22477
	Earthlink Carrier, LLC	19-22430	Windstream Leasing, LLC	19-22482
	Equity Leasing, Inc.	19-22432	Windstream Lexcom Communications, LLC	19-22486
	Eureka Broadband Corporation	19-22435	Windstream Lexcom Entertainment, LLC	19-22491
	Eureka Holdings, LLC	19-22437	Windstream Lexcom Long Distance, LLC	19-22498
	Eureka Networks, LLC	19-22438	Windstream Lexcom Wireless, LLC	19-22502
	Eureka Telecom of VA, Inc.	19-22442	Windstream Mississippi, LLC	19-22504
	Eureka Telecom, Inc.	19-22445	Windstream Missouri, LLC	19-22506
	Georgia Windstream, LLC	19-22447	Windstream Montezuma, LLC	19-22508
	Heart of the Lakes Cable Systems, Inc.	19-22451	Windstream Nebraska, Inc.	19-22510
	Infocore, Inc.	19-22314	Windstream Network Services of the Midwest, Inc.	19-22511
	InfoHighway Communications Corporation	19-22318	Windstream New York, Inc.	19-22512
	Info-Highway International, Inc.	19-22321	Windstream Norlight, LLC	19-22513
	InfoHighway of Virginia, Inc.	19-22325	Windstream North Carolina, LLC	19-22514
	Intellifiber Networks, LLC	19-22328	Windstream NorthStar, LLC	19-22515
	Iowa Telecom Data Services, L.C.	19-22330	Windstream NTI, LLC	19-22516
	Iowa Telecom Technologies, LLC	19-22333	Windstream NuVox Arkansas, LLC	19-22517
	IWA Services, LLC	19-22336	Windstream NuVox Illinois, LLC	19-22518
	KDL Holdings, LLC	19-22337	Windstream NuVox Indiana, LLC	19-22519
	LDMI Telecommunications, LLC	19-22342	Windstream NuVox Kansas, LLC	19-22476
	Lightship Telecom, LLC	19-22346	Windstream NuVox Missouri, LLC	19-22480
	MassComm, LLC	19-22347	Windstream NuVox Ohio, LLC	19-22484
	McLeodUSA Information Services LLC	19-22350	Windstream NuVox Oklahoma, LLC	19-22489
	McLeodUSA Purchasing, L.L.C.	19-22352	Windstream NuVox, LLC	19-22492
	McLeodUSA Telecommunications Services, L.L.C.	19-22355	Windstream of the Midwest, Inc.	19-22496
	MPX, Inc.	19-22357	Windstream Ohio, LLC	19-22501
	Nashville Data Link, LLC	19-22361	Windstream Oklahoma, LLC	19-22503
	Network Telephone, LLC	19-22364	Windstream Pennsylvania, LLC	19-22505
	Norlight Telecommunications of Virginia, LLC	19-22367	Windstream Services, LLC	19-22400
	Oklahoma Windstream, LLC	19-22370	Windstream SHAL Networks, Inc.	19-22507
	Open Support Systems, LLC	19-22373	Windstream SHAL, LLC	19-22509
	PaeTec Communications of Virginia, LLC	19-22376	Windstream Shared Services, LLC	19-22479
	PaeTec Communications, LLC	19-22311	Windstream South Carolina, LLC	19-22481
	PAETEC Holding, LLC	19-22381	Windstream Southwest Long Distance, LLC	19-22485
	PAETEC iTEL, L.L.C.	19-22385	Windstream Standard, LLC	19-22488
	PAETEC Realty LLC	19-22389	Windstream Sugar Land, LLC	19-22490
	PAETEC, LLC	19-22393	Windstream Supply, LLC	19-22493
	PCS Licenses, Inc.	19-22396	Windstream Systems of the Midwest, Inc.	19-22495
	Progress Place Realty Holding Company, LLC	19-22398	Windstream Western Reserve, LLC	19-22497
	RevChain Solutions, LLC	19-22402	Xeta Technologies, Inc.	19-22499
	SM Holdings, LLC	19-22406

FORM Listing
3 of 17

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re	WINDSTREAM HOLDINGS, INC. et al.,	Case No.	19-22312 (RDD)
Debtors
		Reporting Period:	4/1/19 - 4/30/19

		Federal Tax I.D. #	46-2847717

GLOBAL NOTES AND STATEMENTS OF LIMITATIONS AND DISCLAIMERS REGARDING THE DEBTORS’ MONTHLY OPERATING REPORT

On February 25, 2019 (the “Petition Date”), each of the Debtors filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors’ Chapter 11 Cases are jointly administered for procedural purposes only under Windstream Holdings, Inc, No. 19-22312 (RDD) (S.D.N.Y.) pursuant to an order entered by the Bankruptcy Court on February 28, 2019 Docket No. 56. On March 12, 2019, the United States Trustee for Region 2 (the “U.S. Trustee”) appointed an official committee of unsecured creditors pursuant to section 1102(a) of the Bankruptcy Code Docket No. 136. The Debtors continue to operate their business and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

[1] General Methodology: The Debtors are filing their consolidated monthly operating report (the “MOR”) solely for purposes of complying with the monthly operating requirements applicable in the Debtors’ Chapter 11 Cases. The financial information contained herein is unaudited, limited in scope, and as discussed below, not necessarily prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The MOR should not be relied upon by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors or their affiliates, as the results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year, and may not necessarily reflect the consolidated results of operations, financial position, and schedule of receipts and disbursements in the future. There can be no assurance that such information is complete, and the MOR may be subject to revision. The following notes, statements, and limitations should be referred to, and referenced in connection with, any review of the MOR.

[2] Basis of Presentation. For financial reporting purposes, the Debtors prepare monthly consolidated financial statements, which include information for Windstream Holdings, and all of its subsidiaries. The Debtors are maintaining their books and records in accordance with GAAP and the information furnished in this MOR uses the Debtors’ normal accrual method of accounting. In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation. Nevertheless, in preparing this MOR, the Debtors made reasonable efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein. Subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update this MOR.

[3] Reporting Period. Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period.

[4] Accuracy. The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

[5] Liabilities Subject to Compromise: Due to the filing of the Chapter 11 Cases on February 25, 2019, the payment of pre-petition indebtedness is generally subject to compromise pursuant to a plan of reorganization. Generally, actions to enforce or otherwise effect payment of pre-bankruptcy filing liabilities are stayed. Although payment of pre-petition claims generally is not permitted, the Bankruptcy Court granted the Debtors authority to pay certain pre-petition claims in designated categories and subject to certain terms and conditions. This relief generally was designed to preserve the value of the Debtors’ businesses and assets. Among other things, the Bankruptcy Court authorized the Debtors to pay certain pre-petition claims relating to employee wages and benefits, taxes and critical vendors. The Debtors have been paying and intend to pay undisputed post-petition liabilities in the ordinary course of business. In addition, the Debtors may reject certain pre-petition executory contracts and unexpired leases with respect to their operations with the approval of the Bankruptcy Court.

Pre-petition liabilities that are subject to compromise are required to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as Liabilities Subject to Compromise may be subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determinations of secured status of certain claims, the values of any collateral securing such claims, or other events. We cannot reasonably estimate the value of the claims that will ultimately be allowed by the Bankruptcy Court until our evaluation, investigation and reconciliation of the filed claims has been completed. Any resulting changes in classification will be reflected in subsequent financial statements.

[6] Reservation of Rights. The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate, but shall be under no obligation to do so. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their Chapter 11 Cases.

[7] ASC 852. This accounting standard requires expenses and income directly associated with the Chapter 11 Cases to be reported separately in the statement of operations as reorganization items, net. Reorganization items, net primarily include write-off of certain original issue discount and fees relating to debt obligations classified as Liabilities Subject to Compromise, expenses related to legal advisory and representation services, other professional consulting and advisory services, and changes in liabilities subject to compromise recognized as there are changes in amounts expected to be allowed as claims. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to the Chapter 11 Cases, including, but not limited to, matters involving objections to claims, substantive consolidation, equitable subordination, defenses, characterization or re-characterization of contracts, assumption or rejection of contracts under the provisions of Chapter 3 of Title 11 of the Bankruptcy Code and/or causes of action under the provisions of Chapter 5 of the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers.

FORM Global Notes
4 of 17

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re	WINDSTREAM HOLDINGS, INC. et al.,			Case No.	19-22312 (RDD)
Debtors
				Reporting Period:	4/1/19 - 4/30/19

				Federal Tax I.D. #	46-2847717

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS[1, 2]

	Case No.	Case Name	Cash Receipts	Cash Disbursements
	19-22338	A.R.C. Networks, Inc.	$—	$—
	19-22345	Allworx Corp.	—	—
	19-22349	American Telephone Company LLC	56,041	9,219
	19-22362	ARC Networks, Inc.	—	—
	19-22368	ATX Communications, Inc.	—	—
	19-22371	ATX Licensing, Inc.	—	—
	19-22377	ATX Telecommunications Services of Virginia, LLC	—	—
	19-22382	Birmingham Data Link, LLC	—	—
	19-22387	BOB, LLC	38,972	41,497
	19-22392	Boston Retail Partners, LLC	—	—
	19-22403	BridgeCom Holdings, Inc.	—	—
	19-22408	BridgeCom International, Inc.	—	—
	19-22428	BridgeCom Solutions Group, Inc.	—	—
	19-22440	Broadview Networks of Massachusetts, Inc.	—	—
	19-22454	Broadview Networks of Virginia, Inc.	—	—
	19-22456	Broadview Networks, Inc.	47,146,260	48,517,557
	19-22461	Broadview NP Acquisition Corp.	—	—
	19-22463	Buffalo Valley Management Services, Inc.	308,003	307,441
	19-22466	Business Telecom of Virginia, Inc.	—	—
	19-22469	Business Telecom, LLC	—	—
	19-22471	BV-BC Acquisition Corporation	—	—
	19-22474	Cavalier IP TV, LLC	—	—
	19-22313	Cavalier Services, LLC	—	—
	19-22315	Cavalier Telephone Mid-Atlantic, L.L.C.	—	—
	19-22317	Cavalier Telephone, L.L.C.	610,781	484,105
	19-22319	CCL Historical, Inc.	—	—
	19-22322	Choice One Communications of Connecticut, Inc.	—	—
	19-22324	Choice One Communications of Maine, Inc.	—	—
	19-22326	Choice One Communications of Massachusetts, Inc.	—	—
	19-22329	Choice One Communications of New York, Inc.	12,551,681	12,861,520
	19-22331	Choice One Communications of Ohio, Inc.	—	—
	19-22332	Choice One Communications of Pennsylvania, Inc.	—	—
	19-22335	Choice One Communications of Rhode Island, Inc.	—	—
	19-22339	Choice One Communications of Vermont, Inc.	—	—
	19-22341	Choice One Communications Resale, L.L.C.	—	—
	19-22344	Choice One of New Hampshire, Inc.	—	—
	19-22353	Cinergy Communications Company of Virginia, LLC	—	—
	19-22356	Conestoga Enterprises, Inc.	—	—
	19-22358	Conestoga Management Services, Inc.	1,169,570	1,167,626
	19-22360	Conestoga Wireless Company	—	—
	19-22363	Connecticut Broadband, LLC	—	—
	19-22365	Connecticut Telephone & Communication Systems, Inc.	—	—
	19-22366	Conversent Communications Long Distance, LLC	—	—
	19-22369	Conversent Communications of Connecticut, LLC	—	—
	19-22372	Conversent Communications of Maine, LLC	—	—
	19-22375	Conversent Communications of Massachusetts, Inc.	—	—
	19-22378	Conversent Communications of New Hampshire, LLC	—	—
	19-22380	Conversent Communications of New Jersey, LLC	—	—
	19-22384	Conversent Communications of New York, LLC	—	—
	19-22386	Conversent Communications of Pennsylvania, LLC	—	—
	19-22388	Conversent Communications of Rhode Island, LLC	—	—
	19-22391	Conversent Communications of Vermont, LLC	—	—
	19-22394	Conversent Communications Resale, L.L.C.	—	—
	19-22399	CoreComm Communications, LLC	—	—
	19-22401	CoreComm-ATX, Inc.	—	—
	19-22405	CTC Communications Corporation	—	—
	19-22407	CTC Communications of Virginia, Inc.	—	—
	19-22411	D&E Communications, LLC	—	—
	19-22414	D&E Management Services, Inc.	520,997	522,714
	19-22417	D&E Networks, Inc.	—	—
	19-22419	D&E Wireless, Inc.	—	—
	19-22423	Deltacom, LLC	28,058,474	27,064,496
	19-22427	Earthlink Business, LLC	—	—

FORM MOR-1
5 of 17

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re	WINDSTREAM HOLDINGS, INC. et al.,			Case No.	19-22312 (RDD)
Debtors
				Reporting Period:	4/1/19 - 4/30/19

				Federal Tax I.D. #	46-2847717

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS[1, 2]

	Case No.	Case Name	Cash Receipts	Cash Disbursements
	19-22430	Earthlink Carrier, LLC	2,487,073	2,487,073
	19-22432	Equity Leasing, Inc.	—	—
	19-22435	Eureka Broadband Corporation	—	—
	19-22437	Eureka Holdings, LLC	—	—
	19-22438	Eureka Networks, LLC	—	—
	19-22442	Eureka Telecom of VA, Inc.	—	—
	19-22445	Eureka Telecom, Inc.	—	—
	19-22447	Georgia Windstream, LLC	—	—
	19-22451	Heart of the Lakes Cable Systems, Inc.	—	—
	19-22314	Infocore, Inc.	—	—
	19-22318	InfoHighway Communications Corporation	—	—
	19-22321	Info-Highway International, Inc.	—	—
	19-22325	InfoHighway of Virginia, Inc.	—	—
	19-22328	Intellifiber Networks, LLC	—	—
	19-22330	Iowa Telecom Data Services, L.C.	—	—
	19-22333	Iowa Telecom Technologies, LLC	—	—
	19-22336	IWA Services, LLC	—	—
	19-22337	KDL Holdings, LLC	—	—
	19-22342	LDMI Telecommunications, LLC	—	—
	19-22346	Lightship Telecom, LLC	—	—
	19-22347	MassComm, LLC	10,298	10,310
	19-22350	McLeodUSA Information Services LLC	—	—
	19-22352	McLeodUSA Purchasing, L.L.C.	—	—
	19-22355	McLeodUSA Telecommunications Services, L.L.C.	—	—
	19-22357	MPX, Inc.	—	—
	19-22361	Nashville Data Link, LLC	—	—
	19-22364	Network Telephone, LLC	—	—
	19-22367	Norlight Telecommunications of Virginia, LLC	—	—
	19-22370	Oklahoma Windstream, LLC	—	—
	19-22373	Open Support Systems, LLC	—	—
	19-22376	PaeTec Communications of Virginia, LLC	—	—
	19-22311	PaeTec Communications, LLC	134,002,901	134,088,881
	19-22381	PAETEC Holding, LLC	—	—
	19-22385	PAETEC iTEL, L.L.C.	—	—
	19-22389	PAETEC Realty LLC	—	—
	19-22393	PAETEC, LLC	—	—
	19-22396	PCS Licenses, Inc.	5,123	4,031
	19-22398	Progress Place Realty Holding Company, LLC	—	—
	19-22402	RevChain Solutions, LLC	—	—
	19-22406	SM Holdings, LLC	—	—
	19-22409	Southwest Enhanced Network Services, LLC	—	—
	19-22412	Talk America of Virginia, LLC	—	—
	19-22416	Talk America, LLC	—	—
	19-22420	Teleview, LLC	—	—
	19-22316	Texas Windstream, LLC	—	—
	19-22323	The Other Phone Company, LLC	—	—
	19-22327	TriNet, LLC	—	—
	19-22334	TruCom Corporation	—	—
	19-22340	US LEC Communications LLC	—	—
	19-22343	US LEC of Alabama LLC	—	—
	19-22348	US LEC of Florida LLC	—	—
	19-22351	US LEC of Georgia LLC	—	—
	19-22379	US LEC of Maryland LLC	—	—
	19-22383	US LEC of North Carolina LLC	—	—
	19-22395	US LEC of Pennsylvania LLC	—	—
	19-22404	US LEC of South Carolina LLC	—	—
	19-22410	US LEC of Tennessee LLC	—	—
	19-22415	US LEC of Virginia LLC	—	—
	19-22455	US Xchange, Inc.	—	—
	19-22425	US Xchange of Illinois, L.L.C.	—	—
	19-22436	US Xchange of Indiana, L.L.C.	—	—
	19-22443	US Xchange of Michigan, L.L.C.	—	—
	19-22450	US Xchange of Wisconsin, L.L.C.	—	—

FORM MOR-1
6 of 17

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re	WINDSTREAM HOLDINGS, INC. et al.,			Case No.	19-22312 (RDD)
Debtors
				Reporting Period:	4/1/19 - 4/30/19

				Federal Tax I.D. #	46-2847717

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS[1, 2]

	Case No.	Case Name	Cash Receipts	Cash Disbursements
	19-22460	Valor Telecommunications of Texas, LLC	315,380	315,380
	19-22465	WaveTel NC License Corporation	—	—
	19-22470	WIN Sales & Leasing, Inc.	—	—
	19-22472	Windstream Accucomm Networks, LLC	—	—
	19-22475	Windstream Accucomm Telecommunications, LLC	—	—
	19-22478	Windstream Alabama, LLC	—	—
	19-22483	Windstream Arkansas, LLC	—	—
	19-22487	Windstream Buffalo Valley, Inc.	—	—
	19-22310	Windstream Business Holdings, LLC	51,441,545	51,436,239
	19-22494	Windstream BV Holdings, LLC	—	—
	19-22500	Windstream Cavalier, LLC	—	—
	19-22424	Windstream Communications Kerrville, LLC	3,077	12
	19-22429	Windstream Communications Telecom, LLC	—	—
	19-22433	Windstream Communications, LLC	408,547,455	402,197,163
	19-22439	Windstream Concord Telephone, LLC	326,409	326,409
	19-22446	Windstream Conestoga, Inc.	—	—
	19-22448	Windstream CTC Internet Services, Inc.	—	—
	19-22452	Windstream D&E Systems, LLC	28,187	28,187
	19-22457	Windstream D&E, Inc.	—	—
	19-22459	Windstream Direct, LLC	—	—
	19-22464	Windstream Eagle Holdings, LLC	—	—
	19-22467	Windstream Eagle Services, LLC	—	—
	19-22390	Windstream EN-TEL, LLC	—	—
	19-22397	Windstream Finance Corp.	—	—
	19-22413	Windstream Florida, LLC	147,303	148,552
	19-22418	Windstream Georgia Communications, LLC	670,034	670,778
	19-22422	Windstream Georgia Telephone, LLC	—	—
	19-22426	Windstream Georgia, LLC	9,175	7,906
	19-22431	Windstream Holding of the Midwest, Inc.	—	—
	19-22312	Windstream Holdings, Inc.	54,730,625	54,730,625
	19-22434	Windstream Iowa Communications, LLC	—	—
	19-22441	Windstream Iowa-Comm, LLC	—	—
	19-22444	Windstream IT-Comm, LLC	—	—
	19-22449	Windstream KDL, LLC	—	—
	19-22453	Windstream KDL-VA, LLC	—	—
	19-22458	Windstream Kentucky East, LLC	839,155	838,670
	19-22462	Windstream Kentucky West, LLC	—	—
	19-22468	Windstream Kerrville Long Distance, LLC	—	—
	19-22473	Windstream Lakedale Link, Inc.	—	—
	19-22477	Windstream Lakedale, Inc.	—	—
	19-22482	Windstream Leasing, LLC	—	—
	19-22486	Windstream Lexcom Communications, LLC	165,886	165,886
	19-22491	Windstream Lexcom Entertainment, LLC	—	—
	19-22498	Windstream Lexcom Long Distance, LLC	—	—
	19-22502	Windstream Lexcom Wireless, LLC	—	—
	19-22504	Windstream Mississippi, LLC	—	—
	19-22506	Windstream Missouri, LLC	7,671	7,217
	19-22508	Windstream Montezuma, LLC	43,828	44,114
	19-22510	Windstream Nebraska, Inc.	99,919	99,593
	19-22511	Windstream Network Services of the Midwest, Inc.	—	—
	19-22512	Windstream New York, Inc.	304	1,186
	19-22513	Windstream Norlight, LLC	—	—
	19-22514	Windstream North Carolina, LLC	6,857	6,802
	19-22515	Windstream NorthStar, LLC	—	—
	19-22516	Windstream NTI, LLC	—	—
	19-22517	Windstream NuVox Arkansas, LLC	—	—
	19-22518	Windstream NuVox Illinois, LLC	—	—
	19-22519	Windstream NuVox Indiana, LLC	—	—
	19-22476	Windstream NuVox Kansas, LLC	—	—
	19-22480	Windstream NuVox Missouri, LLC	—	—
	19-22484	Windstream NuVox Ohio, LLC	—	—
	19-22489	Windstream NuVox Oklahoma, LLC	—	—
	19-22492	Windstream NuVox, LLC	7,188,684	7,188,684

FORM MOR-1
7 of 17

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re	WINDSTREAM HOLDINGS, INC. et al.,			Case No.	19-22312 (RDD)
	Debtors
				Reporting Period:	4/1/19 - 4/30/19

				Federal Tax I.D. #	46-2847717

	SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS[1, 2]

	Case No.	Case Name	Cash Receipts	Cash Disbursements
	19-22496	Windstream of the Midwest, Inc.	—	—
	19-22501	Windstream Ohio, LLC	2,280	2,504
	19-22503	Windstream Oklahoma, LLC	—	—
	19-22505	Windstream Pennsylvania, LLC	—	—
	19-22400	Windstream Services, LLC	1,232,298,768	1,139,190,500
	19-22507	Windstream SHAL Networks, Inc.	—	—
	19-22509	Windstream SHAL, LLC	—	—
	19-22479	Windstream Shared Services, LLC	19,795	19,795
	19-22481	Windstream South Carolina, LLC	19,212	19,212
	19-22485	Windstream Southwest Long Distance, LLC	—	—
	19-22488	Windstream Standard, LLC	664,567	687,627
	19-22490	Windstream Sugar Land, LLC	—	—
	19-22493	Windstream Supply, LLC	—	—
	19-22495	Windstream Systems of the Midwest, Inc.	—	—
	19-22497	Windstream Western Reserve, LLC	—	—
	19-22499	Xeta Technologies, Inc.	5,639,801	5,437,275
		Total Debtors	$1,990,182,092	$1,891,136,787

	Notes:
	[1] Includes cash receipts and disbursements related to third party transactions as well as intercompany transfers between Debtors.

[2] The cash receipts and cash disbursements disclosed in this Monthly Operating Report reflect the bank activity records available to the Debtors. For the purpose of calculating the U.S. Trustee fee, cash disbursements disclosed in this Monthly Operating Report are allocated to the Debtor entity receiving the benefit of such disbursement.

FORM MOR-1
8 of 17

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re	WINDSTREAM HOLDINGS, INC. et al.,			Case No.	19-22312 (RDD)
	Debtors
				Reporting Period:	4/1/19 - 4/30/19

				Federal Tax I.D. #	46-2847717

	BANK ACCOUNT RECONCILIATIONS[1]

	Legal Entity	Case Number	Bank/Account Description	Account Number [2]	Ending Bank Balance
	American Telephone Company LLC	19-22349	Bank of America / Disb.	9254	$46,823
	BOB, LLC	19-22387	CIBC/ Dep.	0393	8,396
	Broadview Networks, Inc.	19-22456	Citibank/ Dep.	3276	444,003
	Broadview Networks, Inc.	19-22456	RBC/ Disb.	1225[3]	74,632
	Broadview Networks, Inc.	19-22456	Citibank/ Dep.	3268	167,826
	Broadview Networks, Inc.	19-22456	Citibank/ Other	1189	—
	Broadview Networks, Inc.	19-22456	Citibank/ Other	7016	—
	Broadview Networks, Inc.	19-22456	Citibank/ Other	9378	—
	Broadview Networks, Inc.	19-22456	Citibank/ Other	2139	—
	Broadview Networks, Inc.	19-22456	Citibank/ Other	5321	—
	Broadview Networks, Inc.	19-22456	Citibank/ Other	8237	—
	Buffalo Valley Management Services, Inc.	19-22463	Wells Fargo Bank/ Other	4234	2,834
	Buffalo Valley Management Services, Inc.	19-22463	US Bank/ Other	0220	4,997
	Cavalier Telephone, L.L.C.	19-22317	Bank of America/ Dep.	7841	132,117
	Choice One Communications of New York, Inc.	19-22329	Bank of America/ Dep.	6429	519,690
	Choice One Communications of New York, Inc.	19-22329	Bank of America/ Dep.	8396	50,807
	Conestoga Management Services, Inc.	19-22358	US Bank/ Other	0195	8,263
	Conestoga Management Services, Inc.	19-22358	Wells Fargo Bank/ Other	4247	90
	D&E Management Services, Inc.	19-22414	Bank of America/ Other	3288	454
	D&E Management Services, Inc.	19-22414	US Bank/ Other	8333	5,564
	DeltaCom, LLC	19-22423	Regions/ Dep.	6996	1,404,677
	DeltaCom, LLC	19-22423	Fifth Third Bank/ Dep.	8741	904,223
	EarthLink Carrier, LLC	19-22430	Regions/ Dep.	6708	—
	MassComm, LLC	19-22347	Chase Bank/ Dep.	7517	48,639
	MassComm, LLC	19-22347	Chase Bank/ Disb.	9872	25,989
	MassComm, LLC	19-22347	Chase Bank/ Dep.	7509	4,753
	Paetec Communications, LLC	19-22311	HSBC/ Dep.	9204	508,046
	Paetec Communications, LLC	19-22311	M&T Bank/ Dep.	2501	812,027
	Paetec Communications, LLC	19-22311	Bank of America/ Dep.	0882	—
	Paetec Communications, LLC	19-22311	Chase Bank/ Dep.	3425	—
	PCS Licenses, Inc.	19-22396	Bank of America/ Other	3291	2
	PCS Licenses, Inc.	19-22396	US Bank/ Other	3880	5,005
	Valor Telecommunications of Texas, LLC	19-22460	Bank of America/ Dep.	1529	—
	Valor Telecommunications of Texas, LLC	19-22460	Wells Fargo Bank/ Dep.	5518	—
	Windstream Business Holdings, LLC	19-22310	Bank of America/ Dep.	5419	331,713
	Windstream Business Holdings, LLC	19-22310	Bank of America/ Dep.	7948	—
	Windstream Communications Kerrville, LLC	19-22424	Security State Bank & Trust/ Dep.	xxxx	4,096
	Windstream Communications, LLC	19-22433	Chase Bank/ Dep.	8972	3,745,688
	Windstream Communications, LLC	19-22433	Wells Fargo Bank/ Dep.	3712	7,425,219
	Windstream Communications, LLC	19-22433	Bank of America/ Dep.	3741	—
	Windstream Communications, LLC	19-22433	Bank of America/ Dep.	0600	—
	Windstream Communications, LLC	19-22433	Bank of America/ Dep.	5301	—
	Windstream Communications, LLC	19-22433	Bank of America/ Dep.	5314	—
	Windstream Communications, LLC	19-22433	Bank of America/ Dep.	5327	—
	Windstream Communications, LLC	19-22433	Bank of America/ Disb.	1672	—
	Windstream Communications, LLC	19-22433	Bank of America/ Dep.	1698	—
	Windstream Communications, LLC	19-22433	Bank of America/ Dep.	1724	—
	Windstream Communications, LLC	19-22433	Bank of America/ Dep.	1737	—
	Windstream Communications, LLC	19-22433	Bank of America/ Dep.	1795	—
	Windstream Communications, LLC	19-22433	Bank of America/ Dep.	1441	—
	Windstream Communications, LLC	19-22433	Bank of America/ Dep.	1454	—
	Windstream Communications, LLC	19-22433	Bank of America/ Dep.	4239	—
	Windstream Communications, LLC	19-22433	Bank of America/ Dep.	4144	—
	Windstream Communications, LLC	19-22433	Chase Bank/ Dep.	6643	—
	Windstream Concord Telephone, LLC	19-22439	Bank of America/ Dep.	6399	—
	Windstream Concord Telephone, LLC	19-22439	Bank of America/ Dep.	6412	—
	Windstream D&E Systems, LLC	19-22452	Bank of America/ Dep.	0702	—
	Windstream Florida, LLC	19-22413	First Federal Savings/ Dep.	7709	17,892
	Windstream Georgia Communications, LLC	19-22418	Exchange Bank/ Dep.	xxxx	23,940
	Windstream Georgia Communications, LLC	19-22418	Bank of America/ Dep.	7765	2,930
	Windstream Georgia Communications, LLC	19-22418	Bank of America/ Dep.	3834	—
	Windstream Georgia Communications, LLC	19-22418	Bank of America/ Dep.	1766	—
	Windstream Georgia Communications, LLC	19-22418	Bank of America/ Dep.	4507	—

FORM MOR-1 (CONT)
9 of 17

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re	WINDSTREAM HOLDINGS, INC. et al.,			Case No.	19-22312 (RDD)
	Debtors
				Reporting Period:	4/1/19 - 4/30/19

				Federal Tax I.D. #	46-2847717

	BANK ACCOUNT RECONCILIATIONS[1]

	Legal Entity	Case Number	Bank/Account Description	Account Number [2]	Ending Bank Balance
	Windstream Georgia Communications, LLC	19-22418	Wells Fargo Bank/ Dep.	8115	—
	Windstream Georgia, LLC	19-22426	The Farmers Bank/ Dep.	xxxx	2,299
	Windstream Holdings, Inc.	19-22312	Bank of America/ Disb.	2369	—
	Windstream Kentucky East, LLC	19-22458	Forcht Bank (Campbellsville)/ Dep.	9736	34,763
	Windstream Kentucky East, LLC	19-22458	Chase Bank/ Dep.	2757	7,124
	Windstream Kentucky East, LLC	19-22458	Chase Bank/ Dep.	2773	3,777
	Windstream Kentucky East, LLC	19-22458	Bank of America/ Dep.	0571	—
	Windstream Kentucky East, LLC	19-22458	Bank of America/ Dep.	0597	—
	Windstream Lexcom Communications, LLC	19-22486	Wells Fargo Bank/ Dep.	5700	—
	Windstream Missouri, LLC	19-22506	First Missouri Bank/ Dep.	0464	2,655
	Windstream Montezuma, LLC	19-22508	Montezuma State Bank/ Dep.	xxxx	15,936
	Windstream Nebraska, Inc.	19-22510	US Bank/ Dep.	9924	29,097
	Windstream Nebraska, Inc.	19-22510	US Bank/ Dep.	3936	15,881
	Windstream Nebraska, Inc.	19-22510	Wells Fargo Bank/ Dep.	1370	—
	Windstream New York, Inc.	19-22512	Suntrust/ Dep.	9486	1,279
	Windstream North Carolina, LLC	19-22514	First Bank/ Dep.	0206	1,670
	Windstream North Carolina, LLC	19-22514	Suntrust/ Dep.	4078	1,254
	Windstream NuVox, LLC	19-22492	Chase Bank/ Dep.	8595	—
	Windstream Ohio, LLC	19-22501	First Central National Bank/ Dep.	xxxx	1,079
	Windstream Services, LLC	19-22400	Bank of America/ Concen.	1805	487,157,437
	Windstream Services, LLC	19-22400	Bank of America/ Other	5832	5,254,259
	Windstream Services, LLC	19-22400	Bank of America/ Adeq. Assur.	3937	2,500,000
	Windstream Services, LLC	19-22400	Bank of America/ Disb.	4885	—
	Windstream Services, LLC	19-22400	Bank of America/ Disb.	4893	—
	Windstream Services, LLC	19-22400	Bank of America/ Disb.	4919	—
	Windstream Services, LLC	19-22400	Bank of America/ Disb.	8985	—
	Windstream Services, LLC	19-22400	Bank of America/ Disb.	2933	—
	Windstream Services, LLC	19-22400	Bank of America/ Disb.	2941	—
	Windstream Services, LLC	19-22400	Bank of America/ Disb.	5089	—
	Windstream Services, LLC	19-22400	Bank of America/ Dep.	6049	—
	Windstream Services, LLC	19-22400	Bank of America/ Dep.	1821	—
	Windstream Services, LLC	19-22400	Bank of America/ Disb.	7973	—
	Windstream Services, LLC	19-22400	Bank of America/ Other	5309	—
	Windstream Shared Services, LLC	19-22479	Chase Bank/ Dep.	8926	—
	Windstream South Carolina, LLC	19-22481	Bank of America/ Dep.	5525	—
	Windstream Standard, LLC	19-22488	Regions/ Dep.	2442	37,212
	Windstream Standard, LLC	19-22488	Regions/ Dep.	2469	23,963
	Windstream Standard, LLC	19-22488	United Community Bank/ Dep.	4351	15,704
	Windstream Standard, LLC	19-22488	Bank of America/ Dep.	7781	3,797
	Xeta Technologies, Inc.	19-22499	Commerce Bank/ Dep.	0382	388,650
	Xeta Technologies, Inc.	19-22499	Commerce Bank/ Dep.	6094	4,695
	Xeta Technologies, Inc.	19-22499	M&T Bank/ Disb.	2912	—
	Total Bank Balances				$512,233,865

		Bank-to-Book Cash Reconciliation
		Total Bank Balance			$512,233,865

		(+) Credit Card Receipts in-Transit			12,382,459
		(+)/(-) Other Cash-in-Transit/ Reconciling Items			892,428
		(-) Restricted Cash			(7,753,395)
		Cash and Cash Equivalents Book Balance (MOR - 3)			$517,755,357

	Notes:
	[1] Copies of Bank Statements and Cash Disbursement journals are available upon request.
	[2] Last four digits of account number. Accounts listed as "xxxx" have account numbers of 6 or fewer digits and have been excluded herein for confidentiality purposes.
	[3] Funds in this account are held in CAD; balance reflected herein is converted to USD using end of period exchange rates.

FORM MOR-1 (CONT)
10 of 17

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re	WINDSTREAM HOLDINGS, INC. et al.,	Case No.	19-22312 (RDD)
	Debtors
		Reporting Period:	4/1/19 - 4/30/19

		Federal Tax I.D. #	46-2847717

	STATEMENT OF OPERATIONS

	WINDSTREAM HOLDINGS, INC.
	(DEBTOR-IN-POSSESSION)
	CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Reporting period of Apr 1 through Apr 30, 2019

	Revenues and sales:
	Service revenues:		$428,683,757
	Product sales		5,489,828
	Total revenues and sales		434,173,585
	Costs and expenses:
	Cost of services (exclusive of depreciation and amortization included below)		271,824,962
	Cost of products sold		5,588,127
	Selling, general, administrative and other		63,764,161
	Depreciation and amortization		89,039,492
	Merger and integration costs		741,833
	Restructuring charges		2,217,790
	Total costs and expenses		433,176,365
	Operating profit		997,220
	Other income, net		649,198
	Reorganization items, net[1]		(18,655,797)
	Interest expense		(27,313,655)
	Loss before income taxes		(44,323,034)
	Income tax benefit		(11,226,945)
	Net loss		$(33,096,089)

FORM MOR-2
11 of 17

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re	WINDSTREAM HOLDINGS, INC. et al.,	Case No.	19-22312 (RDD)
	Debtors
		Reporting Period:	4/1/19 - 4/30/19

		Federal Tax I.D. #	46-2847717

	BALANCE SHEET

	WINDSTREAM HOLDINGS, INC.
	(DEBTOR-IN-POSSESSION)
	CONSOLIDATED BALANCE SHEETS (UNAUDITED)

			April 30,
			2019
	Assets
	Current Assets:
	Cash and cash equivalents		$517,755,357
	Restricted cash		7,753,395
	Accounts receivable (less allowance for doubtful accounts)		621,713,359
	Inventories		76,693,157
	Prepaid expenses and other		205,718,725
	Total current assets		1,429,633,993
	Goodwill		434,683,854
	Other intangibles, net		1,160,377,257
	Net property, plant and equipment		3,629,529,908
	Operating lease right-of-use assets		4,153,488,920
	Other assets		84,026,529
	Total Assets		10,891,740,461
	Liabilities and Shareholders’ Deficit
	Current Liabilities:
	Current portion of long-term debt		3,715,941,478
	Accounts payable		201,609,074
	Advance payments and customer deposits		163,819,167
	Accrued taxes		64,685,804
	Accrued interest		1,585,546
	Other current liabilities		152,025,936
	Total current liabilities		4,299,667,005
	Other liabilities		18,073,856
	Liabilities subject to compromise		7,800,535,582
	Total liabilities		12,118,276,443
	Commitments and Contingencies
	Shareholders’ Deficit:
	Common stock, $.0001 par value, 75,000,000 shares authorized,
	42,997,926 shares issued and outstanding		4,275
	Additional paid-in capital		1,252,935,764
	Accumulated other comprehensive income		30,891,781
	Accumulated deficit		(2,510,367,802)
	Total shareholders’ deficit		(1,226,535,982)
	Total Liabilities and Shareholders’ Deficit		$10,891,740,461

FORM MOR-3
12 of 17

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re	WINDSTREAM HOLDINGS, INC. et al.,					Case No.	19-22312 (RDD)
	Debtors
						Reporting Period:	4/1/19 - 4/30/19

						Federal Tax I.D. #	46-2847717

	STATUS OF POST-PETITION TAXES [1]

	Tax Description	Classification	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Ending Tax
	Sales, Use Taxes and Government Fees	Accrued Taxes	$22,336,109	$19,668,073	$(19,471,636)	$22,532,546
	Real and Personal Property Taxes	Accrued Taxes	6,072,616	5,363,172	(1,472,083)	9,963,705
	Income and Franchise Taxes	Accrued Taxes	1,297,687	471,237	(418,638)	1,350,286
	Other Telecom Taxes / Fees	Other Accruals	4,427,897	4,391,540	(4,274,262)	4,545,175
	Payroll Taxes	Other Current Liabilities	3,856,523	21,402,217	(20,984,450)	4,274,290
	Total Taxes		$37,990,832	$51,296,239	$(46,621,069)	$42,666,002

	Notes:
	[1] The tax roll-forward reflects the payment of post-petition taxes.

	SUMMARY OF UNPAID POST-PETITION DEBTS [2]

		Number of Days Past Due
	Post-Petition Debts	Current	1 - 30	31 - 60	61 -90	90 +	Total
	Trade Accounts Payable	45,927,246	8,026,625	1,018,979	43,418	27,018	55,043,285
	Other Accruals	144,610,964	—	—	—	—	144,610,964
	Total Accounts Payable	190,538,209	8,026,625	1,018,979	43,418	27,018	199,654,249

	Advance Payments and Customer Deposits	150,652,167	—	—	—	—	150,652,167
	Accrued Taxes	33,846,537	—	—	—	—	33,846,537
	Accrued Interest	1,585,546	—	—	—	—	1,585,546
	Other Current Liabilities	127,703,838	—	—	—	—	127,703,838
	Other Liabilities	5,464,856	—	—	—	—	5,464,856
	Total Unpaid Post-Petition Debts	$509,791,153	$8,026,625	$1,018,979	$43,418	$27,018	$518,907,193

	Notes:
	[2] Excludes Current Portion of Long-Term Debt.

FORM MOR-4
13 of 17

In re	WINDSTREAM HOLDINGS, INC. et al.,				Case No.	19-22312 (RDD)
	Debtors
					Reporting Period:	4/1/19 - 4/30/19

					Federal Tax I.D. #	46-2847717

	SUMMARY OF ACCOUNTS RECEIVABLE AGING

		Number of Days Past Due
	Accounts Receivable	Current	1 - 30	31 - 60	61-90	Total
	Gross Receivables [1]	$512,416,702	$75,328,650	$40,533,198	$83,521,673	$711,800,222
	Less: Allowances and Reserves	N/A	N/A	N/A	N/A	(90,086,864)
	Net Receivable Balance	$512,416,702	$75,328,650	$40,533,198	$83,521,673	$621,713,359

	Notes:
	[1] Gross Receivables include consumer and enterprise trade receivables, credit amounts from carriers, regulatory funding, unbilled revenues and unapplied funds.

FORM MOR-5
14 of 17

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re	WINDSTREAM HOLDINGS, INC. et al.,			Case No.	19-22312 (RDD)
	Debtors
				Reporting Period:	4/1/19 - 4/30/19

				Federal Tax I.D. #	46-2847717

	PAYMENTS TO INSIDERS [1]

	Insider of the Debtors	Type of Payment	Amount Paid	Total Paid to Date
	Thomas, Tony	Regular Wages, Reimbursable Expenses	$76,923	$130,812
	Gunderman, Robert E	Regular Wages, Reimbursable Expenses	38,483	76,945
	Moody, Kristi	Regular Wages	28,846	57,692
	Small, Jeffery	Regular Wages	30,769	61,538
	Levine, Layne	Regular Wages, Reimbursable Expenses	34,676	69,307
	Board Members	Reimbursable Expenses	965	5,829
	Total Payments To Insiders		$210,663	$402,123

	Notes:

[1] For the purposes of this Monthly Operating Report, the Debtors have defined “insiders” as Tony Thomas (President and Chief Executive Officer), Robert E. Gunderman (Chief Financial Officer and Treasurer), Kristi Moody (Executive Vice President, General Counsel & Corporate Secretary), Jeffery Small (President of Kinetic), and Layne Levine (President of Enterprise & Wholesale), as well as members of the Debtors' boards of directors and boards of managers, as applicable. The parties identified as “insiders” have been included for informational purposes only. The inclusion of a party as an “insider” herein is not an acknowledgement or concession that such party is an insider under any applicable law. The payments to insiders disclosed herein only reflect payments made during the reporting period (i.e., February 25, 2019, through and including April 30, 2019) including payments made on account of prepetition obligations pursuant to the relief granted under the First Day Motions.

	PAYMENTS TO RETAINED PROFESSIONALS [2]

	Retained Professional	Amount Paid During Month	Total Paid To Date
	Kirkland & Ellis, LLP	$—	$—
	PJT Partners LP	5,000,000	5,000,000
	Alvarez & Marsal North America, LLC	—	—
	PricewaterhouseCoopers LLP	—	—
	Kurtzman Carson Consultants LLC [3]	3,767,831	3,767,831
	Katten Muchin Rosenman LLP	—	—
	Morrison & Foerster LLP	—	—
	Perella Weinberg Partners LP	—	—
	AlixPartners, LLP	—	—
	Total Payments To Retained Professionals	$8,767,831	$8,767,831

	Notes:
	[2] Schedule reflects retained professionals and payments made under filed retention applications.

[3] Payments to Kurtzman Carson Consultants LLC (“KCC”), as disclosed herein, include (a) amounts paid to KCC pursuant to the Order Authorizing Retention and Appointment of Kurtzman Carson Consultants LLC as Claims and Noticing Agent [Docket No. 59] (the “156(c) Order”), (b) amounts paid to KCC pursuant to the Order Authorizing the Debtors to Employ and Retain Kurtzman Carson Consultants LLC as Administrative Advisor Effective Nunc Pro Tunc to the Petition Date [Docket No. 371] (the “327(a) Order”, and collectively with the 156(c) Order, the “KCC Retention Orders”), and (c) expenses incurred by and reimbursed to KCC pursuant to their employment and retention under the KCC Retention Orders.

FORM MOR-6
15 of 17

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re	WINDSTREAM HOLDINGS, INC. et al.,			Case No.	19-22312 (RDD)
Debtors
				Reporting Period:	4/1/19 - 4/30/19

				Federal Tax I.D. #	46-2847717

DIP FINANCING (TERM LOAN & REVOLVER) - PERIOD TO DATE

	Facility	Beginning Balance	Draw [1]	Paydowns	Ending Balance
	DIP Revolver Financing	$—	$—	$—	$—
	DIP Term Loan Financing	$300,000,000	$200,000,000	$—	$500,000,000

Notes:
[1] Draw reflects gross amount of proceeds.

FORM MOR-6
16 of 17

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re	WINDSTREAM HOLDINGS, INC. et al.,	Case No.	19-22312 (RDD)
Debtors
		Reporting Period:	4/1/19 - 4/30/19

		Federal Tax I.D. #	46-2847717

DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
	Is the Debtor delinquent in paying any insurance premium payment?		X
	Have any payments been made on pre-petition liabilities this reporting period?	X[1]
	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
	Are any post petition payroll taxes past due?		X
	Are any post petition State or Federal income taxes past due?		X
	Are any post petition real estate taxes past due?		X
	Are any other post petition taxes past due?		X
	Have any pre-petition taxes been paid during this reporting period?	X
	Are any amounts owed to post petition creditors delinquent?		X
	Are any wage payments past due?		X
	Have any post petition loans been received by the Debtor from any party?		X
	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
	Have the owners or shareholders received any compensation outside of the normal course of business?		X

Notes:

[1] Pursuant to the relief requested under "First Day Motions" and their respective interim orders, certain payments have been made on prepetition obligations as outlined in various motions (e.g. wage, customer programs, taxes, critical vendors, lien claimants and 503(b)(9) claimants).

FORM MOR-7
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